Exhibit 10.93

ASSIGNMENT OF OIL, GAS, AND MINERAL LEASES

AND BILL OF SALE

(Washington Unit)

STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF CALDWELL	§

WHEREAS, the Undersigned Assignors are the owners of various leasehold interests, overriding royalty interests, and working interests created by Oil, Gas, And Mineral Leases of record in Caldwell County, Texas, reference to which is hereby made for all purposes, in certain depths in and to the following described land in Caldwell County, Texas, to-wit:

Being a part of the Joseph Burleson Survey and about 10 miles North East of Lockhart, Texas and described as follows, to-wit:

Being off of the North end of a 113 ACRE TRACT OF LAND CONVEYED BY Albert Smith to J. N. Wells and beginning at a rock the North corner of said tract;

Thence S 540 varas to a stake from which a mesquite mkd X bears S 1 E 24 3/5 varas;

Thence W 315 varas to a stake in the N. W. line of said 113 acre tract;

Thence with said N 30 E 600 varas to the place of beginning and containing fifteen acres of land, more or less.

WHEREAS, the Undersigned Assignors are the owners of various personal property, equipment, pumps, tanks, pipes, fittings, pumping units, tank batteries, etc. now located on the above described fifteen (15) acre tract of land;

WHEREAS, Assignors desire to convey to Donald Ray Williams all interest of Assignors in the above described real property, leasehold interests, overriding royalty interests, working interests and personal property, effective September 1, 1995:

NOW, THEREFORE, Vomela Resources, Inc., a Texas corporation, of Post Office Box 841, Flatonia, Texas 78941, acting by and through its duly authorized President, Thomas M. Sigmundik, and Thomas M. Sigmundik and wife, Sharon Sigmundik, in their individual capacities, of Post Office Box 841, Flatonia, Texas 78941 (hereinafter jointly called “Assignors”) do hereby BARGAIN, SELL, TRANSFER, ASSIGN, AND CONVEY unto Donald Ray Williams, of 450 Keota Drive, Austin, Texas 78749 (hereinafter called “Assignee”), his heirs, successors and assigns, all of Assignors’ interests in the above described real and personal property.

This Assignment is subject to the following:

1)	Assignors do not in any way warrant the merchantability of the personal property.

2)	The personal property is sold as is and with all faults; no warranties of any kind are implied in this transaction.

3)	The taxes for 1995 shall be pro-rated.

TO HAVE AND TO HOLD to Assignee, his heirs, successors and assigns, subject to the provisions hereof. Assignors do hereby bind themselves, their heirs, executors, successors and assigns, to WARRANT and DEFEND the above real property unto the Assignee, his heirs, successors and assigns, against every person claiming the same by, through, and under Assignors but not otherwise.

IN WITNESS WHEREOF, this Assignment is executed the 14 day of September, 1995, but effective as of September 1, 1995.

VOMELA RESOURCES, INC.

By:	/s/ Thomas M. Sigmundik
Thomas M. Sigmundik, President

/s/ Thomas M. Sigmundik
Thomas M. Sigmundik, Individually

/s/ Sharon Sigmundik
Sharon Sigmundik, Individually

STATE OF TEXAS	§
§
COUNTY OF FAYETTE	§

This instrument was acknowledged before me on the 14th day of September, 1995, by Thomas M. Sigmundik, President of Vomela Resources, Inc., a Texas corporation, on behalf of said corporation.

/s/ Mike Steinhauser
Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF FAYETTE	§

This instrument was acknowledged before me on the 14th day of September, 1995, by Thomas M. Sigmundik and wife, Sharon Sigmundik, Individually.

/s/ Mike Steinhauser
Notary Public, State of Texas

“COPY CUT-OFF”

STATE OF TEXAS

COUNTY OF CALDWELL

I hereby certify that this instrument was FILED in File Number Sequence on the date and the time stamped hereon by me and was duly RECORDED in Official Public records of Real Property of Caldwell county Texas on

/s/ Nina S. Sells
COUNTY CLERK
CALDWELL COUNTY, TEXAS

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